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                                                                    EXHIBIT 10.1

                                                               EXECUTION VERSION

            EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         This EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as the "Amendment") executed as of the 31st day of March, 2004, by and among RANGE RESOURCES CORPORATION, a Delaware corporation ("Borrower"), BANK ONE, NA, a national banking association ("Bank One"), each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Amendment) or which may from time to time become a party to the Credit Agreement pursuant to the provisions of Section 29 thereof or any successor or permitted assignee thereof (hereinafter collectively referred to as "Lenders", and individually, "Lender"), Bank One, as Administrative Agent ("Agent"), Fleet National Bank, as Co-Documentation Agent, Fortis Capital Corp., as Co-Documentation Agent, JPMorgan Chase Bank, as Co-Syndication Agent, Credit Lyonnais New York Branch, as Co-Syndication Agent, Banc One Capital Markets, Inc., as Joint Lead Arranger and Joint Bookrunner and JPMorgan Securities, Inc., as Joint Lead Arranger and Joint Bookrunner. Capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in that certain Amended and Restated Credit Agreement dated as of May 2, 2002, by and among Borrower, Agent and Lenders (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

                                   WITNESSETH:

         WHEREAS, the Borrower has requested that the Agent and the Lenders amend the Credit Agreement to (i) increase the Commitment to $375,000,000 and
(ii) increase the Borrowing Base to $240,000,000; and Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth; and

         WHEREAS, Harris Nesbitt Financing, Inc. desires to become a Lender; and Agent and the Borrower are each willing to consent to Harris Nesbitt Financing, Inc. becoming a Lender under the Credit Agreement.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, Agent and the Lenders, hereby agree as follows:

SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

         1.1 TITLE PAGE. The title page of the Credit Agreement shall be and it hereby is amended by deleting "$225,000,000 REVOLVING CREDIT" and inserting "$375,000,000 REVOLVING CREDIT".

         1.2 AMENDED DEFINITIONS. The definition of "Commitment" set forth in
Section 1 of the Credit Agreement shall be and it hereby is amended in its entirety as follows:

         Commitment means (A) for all Lenders, the lesser of (i) $375,000,000 or
(ii) the Borrowing Base, as reduced or increased from time to time pursuant to Sections 2 and 7 hereof, and (B) as to any Lender, its obligation to make Advances hereunder in amounts not exceeding, in the aggregate, an amount equal to such Lender's Commitment Percentage times the total Commitment as of any date. The Commitment of each Lender hereunder shall be adjusted from time to time to reflect assignments made by such Lender pursuant to Section 29 hereof. Each reduction in the Commitment shall result in a Pro Rata reduction in each Lender's Commitment.

         1.3 FORM OF NOTES. The first sentence of Section 3(a) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

The Loans shall be evidenced by a Note or Notes in the aggregate face amount of $375,000,000, and shall be in the form of Exhibit "B" hereto with appropriate insertions.

         1.4 ISSUANCE OF ADDITIONAL NOTES. The first sentence of Section 3(b) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

As of March [ ], 2004, there shall be outstanding Notes in the aggregate face amount of $375,000,000 payable to the order of Lenders.

         1.5 AMENDMENT TO BORROWING BASE. Section 7(a) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

                  (a) Borrowing Base. Subject to Section 7(b) hereof, as of March [ ], 2004, the Borrowing Base shall be $240,000,000.

         1.6 BORROWING BASE DETERMINATIONS. The first sentence of Section 7(b) of the Credit Agreement shall be and it hereby is amended by deleting "April 1, 2004" and inserting "September 1, 2004" in replacement thereof. The second sentence of Section 7(b) of the Credit Agreement shall be and it hereby is amended by deleting "March 1, 2004" and inserting "March 1, 2005" in replacement thereof.

         1.7 NOTE HOLDERS. The first sentence of Section 15(b) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

From time to time as other Lenders become a party to this Agreement, Agent shall obtain execution by Borrower of additional Notes in amounts representing the Commitments of each such new Lender, up to an aggregate face amount of all Notes not exceeding $375,000,000.

         1.8 ASSIGNMENT AND ACCEPTANCE. The Lenders have agreed among themselves to reallocate their respective Commitments and to allow Harris Nesbitt Financing, Inc. to acquire an interest in the Commitments and the Loans. After such reallocation of the Commitments, on the date hereof, the Lenders shall own the Commitment Percentages set forth on
Schedule 1 attached hereto. With respect to such reallocation, Harris Nesbitt Financing, Inc. shall be deemed to have acquired the Commitments and Loans allocated to them from each of the Lenders pursuant to the terms of the Assignment and Acceptance Agreement attached as Exhibit E to the Credit Agreement as if Harris Nesbitt Financing, Inc. and the Lenders had executed an Assignment and Acceptance Agreement with respect to such allocation. Each Lender shall surrender its existing Note and be issued a new Note in a face amount equal to each Lender's Commitment Percentage times $375,000,000. Each said Note to be in the form of Exhibit "B" to the Credit Agreement with appropriate insertions. The funds delivered to Agent by Harris Nesbitt Financing, Inc. to acquire an interest in the Commitments and the Loans shall be allocated and paid to each of the existing Lenders such that after giving effect to such allocation and payment each of the Lender's Commitment shall be in the amounts set forth on
Schedule 1 attached hereto. By their execution hereof, Agent and the Borrower each hereby consent to Harris Nesbitt Financing, Inc. becoming a Lender under the Credit Agreement.

SECTION 2. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Lenders.

SECTION 3. CONDITIONS. The amendments to the Credit Agreement contained in
Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.

         3.1 EXECUTION AND DELIVERY. The Borrower and each Guarantor shall have executed and delivered (i) this Amendment, (ii) Revolving Notes in the form attached to the Credit Agreement as Exhibit "B" in the amounts set forth on
Schedule I attached hereto, (iii) a duly executed officer's certificate, together with copies of the Borrower's certificate of incorporation and bylaws and appropriate corporate resolutions of the Borrower, in each case, certified as true and correct by the Secretary of the Borrower, the names of the officers of the Borrower authorized to sign loan documents on behalf of the Borrower and the true signatures of each such officer, in each case certified as true and correct by the Secretary of the Borrower and evidence of the existence and good standing of the Borrower, and (iv) other required documents, all in form and substance satisfactory to the Agent.

         3.2 POST-CLOSING COVENANT. On or before April 15, 2004, the Borrower and each Guarantor, where applicable, shall execute amendments to the mortgages securing the indebtedness, liabilities and obligations to the Lenders in form and substance acceptable to the Agent. Borrowers further agree that any failure on their part to comply with and perform this covenant shall constitute an Event of Default under the Credit Agreement.

         3.3 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrower under this Amendment are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date).

         3.4 NO EVENT OF DEFAULT. No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default.

         3.5 OTHER DOCUMENTS. The Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Agent or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Agent.

         3.6 LEGAL MATTERS SATISFACTORY. All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for the Agent retained at the expense of Borrower.

SECTION 4. MISCELLANEOUS.

         4.1 ADDITIONAL REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants that all factual information, if any, heretofore and contemporaneously furnished by or on behalf of Borrower to Agent for purposes of or in connection with this Amendment does not contain any untrue statement of a material fact or omit to state any material fact necessary to keep the statements contained herein or therein from being misleading. Each of the foregoing representations and warranties shall constitute a representation and warranty of Borrower made under the Credit Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time given. Each of the representations and warranties made under the Credit Agreement (including those made herein) shall survive and not be waived by the execution and delivery of this Amendment or any investigation by Lenders.

         4.2 INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Lenders and their respective officers, employees, agents, attorneys and representatives (singularly, an "Indemnified Party", and collectively, the "Indemnified Parties") from and against any loss, cost, liability, damage or expense (including the reasonable fees and out-of-pocket expenses of counsel to the Lender, including all local counsel hired by such counsel) ("Claim") incurred by the Lenders in investigating or preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation under any federal securities law, federal or state environmental law, or any other statute of any jurisdiction, or any regulation, or at common law or otherwise, which is alleged to arise out of or is based upon any acts, practices or omissions or alleged acts, practices or omissions of the Borrower or its agents or arises in connection with the duties, obligations or performance of the Indemnified Parties in negotiating, preparing, executing, accepting, keeping, completing, countersigning, issuing, selling, delivering, releasing, assigning, handling, certifying, processing or receiving or taking any other action with respect to the Loan Documents and all documents, items and materials contemplated thereby even if any of the foregoing arises out of an Indemnified Party's ordinary negligence. The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Borrower to the Lenders hereunder or at common law or otherwise, and shall survive any termination of this Amendment, the expiration of the Loan and the payment of all indebtedness of the Borrower to the Lenders hereunder and under the Notes, provided that the Borrower shall have no obligation under this section to the Lenders with respect to any of the foregoing arising out of the gross negligence or willful misconduct of the Lenders. If any Claim is asserted against any Indemnified Party, the Indemnified Party shall endeavor to notify the Borrower of such Claim (but failure to do so shall not affect the indemnification herein made except to the extent of the actual harm caused by such failure). The Indemnified Party shall have the right to employ, at the Borrower's expense, counsel of the Indemnified Parties' choosing and to control the defense of the Claim. The Borrower may at its own expense also participate in the defense of any Claim. Each Indemnified Party may employ separate counsel in connection with any Claim to the extent such Indemnified Party believes it reasonably prudent to protect such Indemnified Party. THE PARTIES INTEND FOR THE PROVISIONS OF THIS SECTION TO APPLY TO AND PROTECT EACH INDEMNIFIED PARTY FROM THE CONSEQUENCES OF STRICT LIABILITY IMPOSED OR THREATENED TO BE IMPOSED ON ANY INDEMNIFIED PARTY AS WELL AS FROM THE CONSEQUENCES OF ITS OWN NEGLIGENCE, WHETHER OR NOT THAT NEGLIGENCE IS THE SOLE, CONTRIBUTING, OR CONCURRING CAUSE OF ANY CLAIM, BUT NOT FROM ANY PORTION OF SUCH CLAIM ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY INDEMNIFIED PARTY.

         4.3 COUNTERPARTS. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until Borrower, Agent and Lenders have executed a counterpart. Facsimiles shall be effective as originals.

         4.4 WRITTEN CREDIT AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

         4.5 NO IMPAIRMENT. Borrower acknowledges and agrees that the renewal, extension and amendment of the Credit Agreement shall not be considered a novation of account or new contract but that all existing rights, titles, powers, and estates in favor of the Lenders constitute valid and existing obligations in favor of the Lenders. Borrower confirms and agree that (a) neither the execution of this Amendment nor any other Loan Document nor the consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower under the Loan Documents and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties have caused this Eighth Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

                                    BORROWER:

                                    RANGE RESOURCES CORPORATION
                                    a Delaware corporation

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                                    LENDERS:

                                    BANK ONE, NA, a national
                                    banking association (Main Office Chicago) as a Lender and Administrative Agent

                                    By: _______________________________________
                                    Name: Wm. Mark Cranmer
                                    Title: Director, Capital Markets

                                    BANK OF SCOTLAND

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                                    JPMORGAN CHASE BANK

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                                    COMPASS BANK

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                                    FLEET NATIONAL BANK

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                                    FORTIS CAPITAL CORP.

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                                    NATEXIS BANQUES POPULAIRES

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                                    COMERICA BANK
                                    (successor by merger with
                                    Comerica Bank-Texas)

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                                    HIBERNIA NATIONAL BANK

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                                    SOUTHWEST BANK OF TEXAS, N.A.

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                                    HARRIS NESBITT FINANCING, INC.

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                            CONSENT AND REAFFIRMATION

         The undersigned (each a "Guarantor") hereby (i) acknowledges receipt of a copy of the foregoing Eighth Amendment to Amended and Restated Credit Agreement (the "Eighth Amendment"); (ii) consents to Borrower's execution and delivery thereof; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrower to Lenders pursuant to the terms of its Guaranty in favor of Agent and the Lenders (the "Guaranty") and (v) reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, Guarantor understands that the Lenders have no obligation to inform Guarantor of such matters in the future or to seek Guarantor's acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such duty.

         IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the Eighth Amendment.

                                    GUARANTORS:

                                    RANGE ENERGY I, INC.
                                    a Delaware corporation

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                                    RANGE HOLDCO, INC.
                                    a Delaware corporation

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                                    RANGE PRODUCTION COMPANY
                                    a Delaware corporation

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

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                                    RANGE ENERGY VENTURES
                                    CORPORATION, a Delaware corporation

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                                    GULFSTAR ENERGY, INC.
                                    a Delaware corporation

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                                    RANGE ENERGY FINANCE CORPORATION
                                    a Delaware corporation

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

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                                    RANGE PRODUCTION I, L.P.
                                    a Texas limited partnership

                                    By: RANGE PRODUCTION COMPANY
                                        Its general partner

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                                    RANGE RESOURCES, L.L.C.
                                    a Oklahoma limited liability company

                                    By: RANGE PRODUCTION COMPANY
                                        Its member

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                                    By: RANGE HOLDCO, INC.
                                        Its member

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

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                                   SCHEDULE 1

         LENDER                                              COMMITMENT
         ------                                              ----------
BANK ONE, NA                                                 $40,625,000
BANK OF SCOTLAND                                             $40,625,000
COMERICA BANK                                                $28,125,000
COMPASS BANK                                                 $28,125,000
CREDIT LYONNAIS NEW YORK BRANCH                              $40,625,000
FLEET NATIONAL BANK                                          $40,625,000
FORTIS CAPITAL CORP.                                         $40,625,000
HARRIS NESBITT FINANCING, INC.                               $40,625,000
HIBERNIA NATIONAL BANK                                       $15,625,000
JPMORGAN CHASE                                               $15,625,000
NATEXIS BANQUES POPULAIRES                                   $28,125,000
SOUTHWEST BANK OF TEXAS, N.A.                                $15,625,000